Contact:
	Banc of America Securities Auto Trust 2005-WF1	Melissa A. Rosal
Vice President
	Statement to Noteholders and Residual Interestholders	312-325-8904
melissa.rosal@usbank.com
Section 7.4 of the Indenture, dated July 7, 2005
Distribution Date:	18-Jul-05

		Original	Beginning			Prior Interest	Interest		Ending
		Certificate	Certificate	Principal	Interest	Shortfall	Shortfall	Total	Certificate
Class	Cusip	Face Value	Balance	Distribution	Distribution	Amount	Amount	Distribution	Balance
A-1	059478AA5	$259,000,000.00	$259,000,000.00	$65,215,728.16	$277,417.42	$0.00	$0.00	$65,493,145.58	$193,784,271.84
A-2	059478AB3	$282,000,000.00	$282,000,000.00	$0.00	$335,188.33	$0.00	$0.00	$335,188.33	$282,000,000.00
A-3	059478AC1	$238,000,000.00	$238,000,000.00	$0.00	$290,161.67	$0.00	$0.00	$290,161.67	$238,000,000.00
A-4	059478AD9	$73,160,000.00	$73,160,000.00	$0.00	$91,206.13	$0.00	$0.00	$91,206.13	$73,160,000.00
B	059478AE7	$17,800,000.00	$17,800,000.00	$0.00	$23,387.22	$0.00	$0.00	$23,387.22	$17,800,000.00
C	059478AF4	$20,000,000.00	$20,000,000.00	$0.00	$27,438.89	$0.00	$0.00	$27,438.89	$20,000,000.00
R	N/A	$0.00	$0.00	$0.00	$6,377,632.52	$0.00	$0.00	$6,377,632.52	$0.00
Total		$889,960,000.00	$889,960,000.00	$65,215,728.16	$7,422,432.18	$0.00	$0.00	$72,638,160.34	$824,744,271.84

AMOUNTS PER $1,000 UNIT	PASS THROUGH RATES

			Interest		Ending
	Principal	Interest	Carry-forward	Total	Certificate		Pass-Through
Class	Distribution	Distribution	Amount	Distribution	Balance	Class	Interest Rate
A-1	$251.79817822	$1.07110973	$0.00000000	$252.86928795	$748.20182178	A-1	3.50545%
A-2	$0.00000000	$1.18861110	$0.00000000	$1.18861110	$1,000.00000000	A-2	3.89000%
A-3	$0.00000000	$1.21916668	$0.00000000	$1.21916668	$1,000.00000000	A-3	3.99000%
A-4	$0.00000000	$1.24666662	$0.00000000	$1.24666662	$1,000.00000000	A-4	4.08000%
B	$0.00000000	$1.31388876	$0.00000000	$1.31388876	$1,000.00000000	B	4.30000%
C	$0.00000000	$1.37194450	$0.00000000	$1.37194450	$1,000.00000000	C	4.49000%

Contact:
	Banc of America Securities Auto Trust 2005-WF1	Melissa A. Rosal
Vice President
	Statement to Noteholders and Residual Interestholders	312-325-8904
melissa.rosal@usbank.com
Section 7.4 of the Indenture, dated July 7, 2005
Distribution Date:	18-Jul-05

(i)	Beginning Pool Balance	914,609,597.91
	Ending Pool Balance	846,926,578.19
	Pool Factor	0.9259979
	Ending Pool Balance per $1000 of the Initial Note Balance	951.64566743

(ii)	Paid Servicing Fee	1,496,554.49
	Unpaid Servicing Fee	0.00
	Change in Unpaid Servicing Fee from prior payment date	0.00
	Indenture Trustee Fee and Expense	0.00
	Owner Trustee Fee and Expense	0.00

(iii)	Revolving Liquidity Note Available Amount	10,309,303.40
	Draws from Revolving Liquidity Note	0.00
	Paid to the Revolving Liquidity Note	0.00

(iv)	Reserve Account Beginning Balance	0.00
	Specified Reserve Account Balance	0.00
	Reserve Account Deposit	0.00
	Reserve Account Withdrawal	0.00
	Reserve Account Ending Balance	0.00

(v)	YSOC Amount	22,182,306.35

(vi)	First Allocation of Principal	27,415,728.16
	Second Allocation of Principal	17,800,000.00
	Regular Allocation of Principal	20,000,000.00

(vii)	Repurchase Price Paid by:
	A) the Servicer	0.00
	B) the Seller	0.00
	C) Bank of America	0.00
	D) Wells Fargo	0.00
	Total	0.00

Wells Fargo Auto Finance Group
Wells Fargo Wholeloan Sale
Monthly Servicing Report

Collection Period	May and June 2005
Distribution Date	07/15/2005
Transaction Month	1 & 2

I. ORIGINAL PORTFOLIO INFORMATION

Original Portfolio	$914,609,597.91
Number of Contracts	55,247
Weighted Average Coupon	4.08%
Weighted Average Maturity	47.90

II. COLLECTIONS

Interest:
Interest Collections	$6,189,173.02
Total	$6,189,173.02

Principal:
Scheduled Principal Collections	42,522,071.48
Unscheduled Principal Collections and payoffs	25,152,898.67
Liquidation Proceeds from Receivables that became Liquidating Receivables during Collection Period	0.00
Total	$67,674,970.15

Liquidation Proceeds (Recoveries) from Receivables that became Liquidating Receivables during Prior Period	0.00
Total Collections	$73,864,143.17

Principal Adjustment	$0.00
Principal Losses for Collection Period	8,049.57
Total Regular Principal Reduction	67,683,019.72

III. SERVICING FEE

Servicing Fee Due to Servicer	$1,496,554.49
Servicing Fee Received	0.00
Servicing Fee Shortfall	$1,496,554.49

IV. DISTRIBUTIONS

Available Collections	$73,864,143.17
Collections Interest Due to Purchaser	$270,571.65
Servicing Fee Due	$1,496,554.49
Net Distribution Owed to (Servicer) Purchaser	$72,638,160.34
Misc. Adjustment	$0.00
Total Owed to Purchaser	$72,638,160.34

V. PORTFOLIO INFORMATION
	Beginning of Period	End of Period
Portfolio Receivable Balance	$914,609,597.91	$846,926,578.19
Weighted Average Coupon (WAC)	4.08%	4.08%
Weighted Average Maturity (WAM)	47.50	45.60
Remaining Number of Receivables	55,247	53,318
Accrued Interest	$1,753,738.83	$1,588,679.97

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

Losses:
Total Losses for Collection Period	$8,049.57
Liquidation Proceeds from Receivables that become Liquidating Receivables during Collection Period	$0.00
Liquidation Contracts (#)	2
Liquidation Proceeds (Recoveries) from Receivables that become Liquidating Receivables during Prior Period	$0.00

Net Losses for Collection Period	$8,049.57
Cumulative Net Losses for all Periods	$8,049.57

Delinquent Receivables	# of Contracts	Amount
1-29 Days Delinquent	1,736	$29,664,206.99
30-59 Days Delinquent	14	219,866.40
60-89 Days Delinquent	4	111,762.66
90 Days & Over Delinquent	1	29,536.16
	0	0.00
Total	1,755	$30,025,372.21